UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 1, 2013

EFL OVERSEAS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-54328	26-3062721
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 600
Houston, TX 77060
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (281) 260-1034

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Securities Holders.

A special meeting of our shareholders was held on March 1, 2013.

At the meeting, the following proposals were ratified by our shareholders.

(1)	an amendment to our Articles of Incorporation to change our name to EFLO Energy, Inc., and
(2)	an amendment to our Articles of Incorporation such that we are authorized to issue up to 150,000,000 shares of common stock, up to 10,000,00 shares of preferred stock, and to make certain technical amendments to our Articles of Incorporation.

Proposal	For	Against	Abstain	Non-Votes
1.	13,324,256	-	-	-
2.	13,320,256	4000	-	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFL OVERSEAS, INC.

Date: March 4, 2013	By:	/s/ Robert Wesolek
Robert Wesolek
Chief Financial Officer

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